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                                                                EXHIBIT 10.13(c)

                              CINEMARK USA GUARANTY
                 (GUARANTY OF CINEMARK INVESTMENTS CORPORATION)

TO:      Bank of America National Trust and Savings
         Association, as Administrative Agent (the "Administrative Agent")

                             PRELIMINARY STATEMENTS:

         A. Reference is made to that certain Credit Agreement dated as of September 11, 1998 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark Investments Corporation (the "Company"), the banks party thereto (the "Banks") and Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent") for said Banks and NationsBank, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").

         B. Guarantor is a the sole shareholder of the Company and has derived, and expects to continuing deriving, direct and indirect benefits from extensions of credit made to the Company, and now desires to guaranty the Obligations.

         C. It is a requirement of the Credit Agreement that Guarantor execute and delivery this Guaranty.

         NOW, THEREFORE, Guarantor agrees as follows:

         1. For valuable consideration, the undersigned (the "Guarantor") unconditionally, absolutely and irrevocably guarantees and promises to pay to the Administrative Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Banks, the Administrative Agent and the Syndication Agent (collectively, the "Guarantied Parties"). The term Obligations has the meaning assigned to such term under the Credit Agreement and is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Company to incur new Obligations, continue the Obligations from time to time, or renew them after they



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have been satisfied. Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by Guarantor shall not reduce its maximum obligation hereunder.

         3. Guarantor agrees that it is directly and primarily liable to the Administrative Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. Guarantor agrees that any releases which may be given by the Administrative Agent and the Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

         4. The obligations of Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of Guarantor:

         (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

         (b) the failure to give notice to Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

         (c) the waiver of the payment, performance or observance of any of the Obligations;

         (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

         (e) any failure, omission or delay on the part of the Administrative Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Administrative Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

         (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect Guarantor, any other guarantor of any of the Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

         (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

         (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.


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         To the extent any of the foregoing refers to any actions which the
Administrative Agent or the Guarantied Parties may take, Guarantor hereby agrees that the Administrative Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Administrative Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

         5. Guarantor hereby waives:

         (a) any and all rights to require the Administrative Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Administrative Agent or the Guarantied Parties on account of the Obligations;

         (b) any right to assert against the Administrative Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against the Company or any other party liable to the Administrative Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

         (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

         (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of Guarantor to proceed against th Company, against any other guarantor, or against any other security, with Guarantor understanding that the exercise by the Administrative Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate Guarantor's right of subrogation against the Company, and that Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

         (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled; and

         (f) without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

         6. Guarantor hereby agrees that unless and until all Obligations have been paid to the Administrative Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if


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any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor's right o subrogation if any, against the Company and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Administrative Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

         7. Guarantor is presently informed of the financial condition of the Company and Cinemark Brasil and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company and Cinemark Brasil, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. Guarantor hereby waives its right, if any, to require the Administrative Agent or the Guarantied Parties to disclose to it any information which the Administrative Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

         8. The Administrative Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

         9. Guarantor represents and warrants that:

         (a) Guarantor: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;
(ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Loan Documents; (iii) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law; except, in each case referred to in clause (ii),
(iii) or clause (iv), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (b) The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action, and do not and would not be expected to: (i) contravene the terms of any of Guarantor's articles of incorporation, bylaws or other organization documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which Guarantor or its Property is subject; or (iii) violate any Requirement of Law.


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         (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of the Guaranty, except for routine corporate filings to maintain the corporate good standing of Guarantor.

         (d) This Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (e) There is no action, suit or proceeding pending against, or to the knowledge of Guarantor, threatened against or affecting Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

         (f) The execution, delivery and performance by Guarantor of this Guaranty does not constitute, to the best knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

         10. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, in care of the Company.

         11. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Administrative Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by Guarantor without the prior written consent of the Administrative Agent and the Guarantied Parties which shall be in the Administrative Agent's and the Guarantied Parties' sole and absolute discretion.

         12. No failure or delay by the Administrative Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         13. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Administrative Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

         14. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Administrative Agent authorized to do so. This



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Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

         15. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California without reference to the principles of conflicts of laws thereof.

         16. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         17. Terms not defined herein shall have the meanings assigned to them in the Credit Agreement.

         18. Any indebtedness of the Company now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Company to the Administrative Agent and the Guarantied Parties; and such indebtedness of the Company to Guarantor if the Administrative Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Administrative Agent and the Guarantied Parties and be paid over to the Administrative Agent on account of the indebtedness of the Company to the Administrative Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty.



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         20. It is not necessary for the Guarantied Parties to inquire into the powers of the Company or of the officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

DATED AS OF:

                                     CINEMARK USA, INC.

                                     By
                                       ------------------------------------
                                     Name
                                         ----------------------------------
                                     Title
                                          ---------------------------------



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, AS
ADMINISTRATIVE AGENT


By
  -------------------------------
          David Price
        Vice President



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